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                                                                  EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 11, 1995, included in H.J. Heinz Company's Form 8-K/A dated May 30, 1995, and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 2, 1995